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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                           ________________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  November 21, 2001


                       POOLED AUTO SECURITIES SHELF LLC
                       --------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                        333-64036               52-2233151
------------------------------        ---------------        -------------------
 (State or Other Jurisdiction           (Commission           (I.R.S. Employer
      of Incorporation                  File Number)         Identification No.

  One First Union Center, TW-9
   Charlotte, North Carolina                                         28288
-------------------------------                               ------------------
     (Address of Principal                                         (Zip Code)
       Executive Offices)

       Registrant's telephone number, including area code: (704) 374-8437
                                                           --------------

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Item 5.  Other Events.
         ------------

Filing of Form T-1.
------------------

On November 13, 2001 Pooled Auto Securities Shelf LLC (the "Company") is filing a Form T-1 to designate Bankers Trust Company to act as an eligible trustee under a trust indenture to be qualified pursuant to Sections 305 or 307 of the Trust Indenture Act of 1939. Form T-1 is annexed hereto as Exhibit 25.1.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

Information and Exhibits.
------------------------

(a)  Financial Statements of businesses acquired.

     Not applicable.

(b)  Pro Forma financial information.

     Not applicable.

(c)  Exhibit No.              Description
     ----------               --------------------------------------------------

        23.1 Consent of KPMG LLP, with respect to the financial statements of CarMax Auto Owner Trust 2001-2 which are included in the CarMax Auto Owner Trust 2001-2 prospectus, dated November 15, 2001 and the prospectus supplement dated November 14, 2001.

        23.2 Consent of PricewaterhouseCoopers LLC, with respect to the financial statements of MBIA Inc. and MBIA Insurance Corporation which are included in the CarMax Auto Owner Trust 2001-2 prospectus, dated November 15, 2001 and the prospectus supplement dated November 14, 2001.

        25.1 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047 and to Exhibit 3 filed with Form T-1 Statement, Registration No. 33-21047.)
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        POOLED AUTO SECURITIES SHELF LLC




                                        By:   /s/   Curt Sidden
                                           __________________________________
                                                    Curt Sidden
                                                   Vice President
Dated:  November 21, 2001
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Exhibit Index
-------------



Exhibit                           Description                          Page
-------                           -----------                          ----

23.1             Consent of KPMG LLP, with respect to the                5
                 financial statements of CarMax Auto Owner
                 Trust 2001-2 which are included in the CarMax
                 Auto Owner Trust 2001-2 prospectus, dated
                 November 15, 2001 and the prospectus
                 supplement dated November 14, 2001.

23.2             Consent of PricewaterhouseCoopers LLC, with             6
                 respect to the financial statements of MBIA
                 Inc. and MBIA Insurance Corporation which are included in the CarMax Auto Owner Trust
                 2001-2 prospectus, dated November 15, 2001 and the prospectus supplement dated November
                 14, 2001.

25.1             Form T-1 Statement of Eligibility under the             7
                 Trust Indenture Act of 1939, as amended.
                 (Certain exhibits to Form T-1 are
                 incorporated by reference to Exhibit 2 filed with Form T-1 Statement, Registration No.
                 33-21047 and to Exhibit 3 filed with Form T-1
                 Statement, Registration No. 33-21047.)